EXHIBIT 10.15













                                ACQUISITION AGREEMENT


                                    By and Between


                               American Eco Corporation

                                         and

                                 Jones Partners, Ltd.



                                  September 1, 1997

          THIS ACQUISITION AGREEMENT is made as of the 1st day of September, 1997.

          B E T W E E N:

                    AMERICAN ECO CORPORATION
                    a corporation amalgamated pursuant to the laws of Canada

                    ("American Eco" or "Buyer")

                                                          OF THE FIRST PART

                    - and -

                    JONES PARTNERS, LTD.
                    a limited partnership amalgamated pursuant to the laws of the State of Texas

                    (the "Shareholder" or "Seller")

                                                         OF THE SECOND PART

          WHEREAS the Shareholder is the owner of 100% of the issued and outstanding shares of common stock of CCG Commercial Construction Group, Inc., a Texas corporation ("CCG"), and the Shareholder seeks to exchange CCG Shares (as hereinafter defined) solely for publicly-traded common stock in American Eco (who seeks to acquire CCG Shares from the Shareholder), pursuant to the meaning of 368(a)(1)(B) of the U.S. Internal Revenue Code of 1986, as amended and accounted for as a pooling of interests, all on and subject to the terms and conditions of this Agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, agreements and premises herein contained and other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged by each party), the parties hereto do hereby covenant and agree as follows:


          1.   DEFINITIONS AND SCHEDULES
               -------------------------

          1.1  Definitions.  In this Agreement:
               -----------

               "Accounts Receivable" means all accounts receivable and other book debts due or accruing to CCG as of the Reference Date and the full benefit of all security, if any, for such accounts or debts.

               "Affiliate" has the meaning ascribed thereto in the OBCA (Business Corporation Act, Ontario).

               "Agreement", "this Agreement", "hereto" and "herein" means this Agreement and all schedules attached hereto, as may be amended from time to time.

               "Associate" has the meaning ascribed thereto in the OBCA.

               "Best Knowledge" or "known" means actual knowledge or awareness of the Party.

               "Business Day" means a day other than a Saturday or a Sunday or any other day which is a statutory holiday in the State of Texas.

               "CCG Contracts" has the meaning ascribed thereto in Section 4.1(aa).

               "CCG Shares" means 100% of the issued and outstanding shares of capital stock of CCG, registered in the name of the Shareholder, as set forth on Schedule 4.1(f), hereto.

               "CCG   Financial  Statements"  has  the  meaning  attributed
               thereto in Section 4.1(p).

               "Closing" means the consummation of the Transaction as herein contemplated.

               "Closing Date" means September 1, 1997 or such earlier or later date as may be agreed to in writing by the Parties.

               "Contract" means any agreement, indenture, contract, bond, debenture, security agreement, lease, deed of trust, license, option, instrument or other legally binding commitment, whether written or oral.

               "Direct  Claim"   has  the   meaning  ascribed   thereto  in
               subsection 6.3.

               "Encumbrances" means any and all claims, liens, security interests, mortgages, pledges, pre-emptive rights, charges, options, equity interests, encumbrances, proxies, voting agreements, voting trusts, leases, tenancies, easements or other interests of any nature or kind whatsoever, howsoever created.

               "Indemnified  Party"  has the  meaning  ascribed thereto  in
               Section 6.3.

               "Indemnifying Party"  has  the meaning  ascribed thereto  in
               Section 6.3.

               "Indemnification Claim" has the  meaning ascribed thereto in
               Section 6.3.

               "Intellectual Property" means all patents, copyrights, trademarks and trade names, service marks and all software, data bases, trade secrets, know how and other proprietary rights as of the Reference Date.

               "Losses" means any and all claims, demands, debts, suits, actions, obligations, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including without limitation, all reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement).

               "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), operations or prospects of the Party in question or upon such Party's ability to perform its obligations under this Agreement or to consummate the Transaction.

               "Nasdaq" means the Nasdaq Stock Market.

               "OBCA" means the Business Corporations Act, Ontario.

               "Parties" means collectively, the parties to this Agreement.

               "Person" means any individual, partnership, company, corporation, unincorporated association, joint venture, trust, the Crown or any other agency or instrumentality thereof or any other judicial entity or person, government or governmental agency, authority or entity howsoever designated or constituted.

               "Reference Date" means June 30, 1997.

               "Subsidiary" has the meaning ascribed thereto in the OBCA.

               "Survival  Period"  has  the  meaning  ascribed  thereto  in
               Section 5.1

               "Taxes" means all income, profits, franchise, royalty, withholding, payroll, excise, sales, value added, use, occupation and property taxes and any liability, whether disputed or not, imposed by the U.S. or any state, municipality, country or foreign government or subdivision or agency thereof.

               "Third Party"  has the  meaning ascribed thereto  in Section
               6.3.

               "Third  Party Claim"  has  the meaning  ascribed thereto  in
               Section 6.3.

               "Time of Closing" means 1:00 p.m. (Central time) on the Closing Date or if the Transaction is not completed at such time, then such other time on the Closing Date on which the Transaction is completed.

               "Transaction" means the transfer of CCG Shares in exchange for the Buyer Shares as contemplated by this Agreement.

               "TSE" means The Toronto Stock Exchange.

          1.2  Disclosure.  Any fact or circumstance or combination of facts
               ----------
          and/or circumstances disclosed in this Agreement or in any schedules hereto shall be deemed to be disclosed for all purposes of this Agreement.

          1.3  Act.  Any reference in this Agreement to any act, by-law, rule
               ---
          or regulation or to a provision thereof shall be deemed to include a reference to any act, by-law, rule or regulation or provision enacted in substitution or amendment thereof.

          1.4  Time.  Except where otherwise expressly provided in this
               ----
          Agreement any reference to time shall be deemed to be a reference to Houston, Texas time.

          1.5  Gender and Extended Meanings.  In this Agreement words and
               ----------------------------
          personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and pronoun. For greater certainty and without limitation, in this Agreement the word "shall" has the same meaning as the word "will".

          1.6  U.S. Dollars and Payment.  All dollar amounts referred to in
               ------------------------
          this Agreement are in U.S. funds, unless otherwise expressly specified.

          1.7  Section Headings.  The division of this Agreement into
               ----------------
          sections is for convenience of reference only and shall not effect the interpretation or construction of this Agreement.

          1.8  Business Day.  In the event that the date for the taking of
               ------------
          any action under this Agreement falls on a day which is not a Business Day, then such action shall be taken on the next following Business Day.

          2.   AGREEMENT TO EXCHANGE
               ---------------------

          2.1  Transfer.  Subject to the terms and conditions hereof, on the
               --------
          Closing Date at the Time of Closing, the Shareholder shall transfer to Buyer and Buyer shall accept from the Shareholder the
          CCG   Shares  and   the  Shareholder   shall  deliver   to  Buyer
          certificates representing CCG Shares duly endorsed in blank for transfer together with new certificates therefor.

          2.2  Purchase Price.  In consideration for the transfer of the CCG
               --------------
          Shares, the Buyer shall issue the Shareholder  265,000 fully paid
          common  shares of American Eco  (the "Buyer Shares").   The Buyer
          Shares will be assigned a price per share based on the closing price per share on the date immediately preceding the date that a Treasury Directive is issued by the Buyer to its transfer agent. The Buyer Shares shall be free trading through the facilities of the TSE subsequent to 41 days after the date of issuance. The Buyer Shares will be restricted against transfer in the United States pursuant to Rule 144 of the Securities Act of 1933, as amended.

          2.3  Closing.  Closing shall occur at the Time of Closing on the
               -------
          Closing Date at the offices of American Eco Corporation, 11011 Jones Road, Houston, Texas 77070, or at such other place or other time and date as the Parties may agree.

          2.4  Retirement of Debt. The Shareholder shall, within one hundred
               ------------------
          twenty (120) days subsequent to the Closing Date, use its resources to pay off or otherwise retire all of the notes or other indebtedness owed to CCG by the Shareholder or C. N. Jones.

          3.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER
               --------------------------------------------------

          3.1  Covenants, Representations and Warranties. Buyer hereby
               -----------------------------------------
          covenants, represents and warrants to the Shareholder as follows and acknowledges and confirms that the Shareholder is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date:

               (a) Organization. Buyer is duly incorporated and validly subsisting under the laws of the Province of Ontario and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and on the Closing Date Buyer will have the corporate power to execute, deliver and perform its obligations under this Agreement. Buyer is duly qualified to do business in those jurisdictions wherein the failure to so qualify could have a Material Adverse Effect on Buyer.

               (b) Corporate Authority. On the Closing Date, Buyer will have taken all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

               (c) Agreement Enforceable. This Agreement constitutes a valid and legally binding obligation of Buyer enforceable against Buyer in accordance with its terms.

               (d) Securities Laws Matters. The common shares of Buyer are listed and posted for trading on the TSE and Nasdaq. Buyer is in compliance in all material respects with all applicable requirements of the TSE and Nasdaq concerning maintenance of such listings and has received no notification nor has any reasonable basis to believe that such listings may or will be terminated. Buyer is a "reporting issuer" under the Securities Exchange Act of 1934, as amended, the Securities Act, Ontario and the Securities Act, Quebec and is not in material default of any of its requirements under any such legislation, regulations or published policies thereunder.

               (e) No Violations. The execution and delivery of this Agreement and all other agreements contemplated herein by Buyer and the observance and performance of the terms and provisions of this Agreement and any such agreements; (i) does not and will not require Buyer to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Buyer; (ii) does not and will not constitute a violation or breach of the charter documents or by-laws of Buyer; (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which Buyer is a party or by which Buyer is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to Buyer; and (iv) does not and will not constitute a material default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a material default) under any Contract, to which Buyer is a party or by which Buyer is bound.

          4.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER
               ------------------------------------------------------------

          4.1  Covenants, Representations and Warranties.  The Shareholder
               -----------------------------------------
          hereby covenants, represents and warrants to Buyer as follows and acknowledges and confirms that Buyer is relying upon such covenants, representations and warranties in connection with the Transaction and that unless otherwise indicated herein, such covenants, representations and warranties shall be true and correct as at the Closing Date:

               (a)  Legal Capacity of Shareholder and Authority of Signatory.
                    --------------------------------------------------------
                    The Shareholder has the legal capacity and competence to execute, deliver and perform his obligations under this Agreement. The Shareholder is a duly formed limited partnership and validly subsisting under the
                    laws  of  Texas.    True  and  correct  copies  of  the
                    Shareholder's Certificate of Limited Partnership and Limited Partnership Agreement are attached hereto as
                    Schedule   4.1(a).    The   individual  executing  this
                    Agreement  as  agent  for   the  Shareholder  has  been
                    properly authorized by the Shareholder to do so.

               (b)  Organization.  CCG is duly incorporated and validly
                    ------------
                    subsisting under the laws of Texas and has the corporate power to own or lease its property and to carry on its business as it is now being conducted and has the corporate power to execute, deliver and perform its obligations under this Agreement. CCG is duly qualified to do business in those jurisdictions wherein the failure to so qualify could have a Material Adverse Effect on CCG, being those jurisdictions set forth on
                    Schedule 4.1(b).

               (c)  Corporate Authority.  The Shareholder has caused CCG to
                    -------------------
                    take all requisite corporate action to authorize the valid execution, delivery and performance of this Agreement and the consummation of the Transaction.

               (d)  No Violations.  The execution and delivery of this
                    -------------
                    Agreement and all other agreements contemplated herein by the Shareholder and the observance and performance of the terms and provisions of this Agreement and any such agreements; (i) does not and will not require the Shareholder or CCG to obtain or make any consent, authorization, approval, filing or registration under any law, by-law, rule, regulation, judgment, order, writ, injunction or decree which is binding upon the Shareholder or CCG; (ii) does not and will not constitute a violation or breach of the charter documents or by-laws of CCG; (iii) does not and will not constitute a violation or breach of applicable law, any material provision of any Contract to which the Shareholder or CCG is a party or by which the Shareholder or CCG is bound or any law, by-law, rule, regulation, judgment, order, writ, injunction or decree applicable to the Shareholder or CCG; (iv) does not and will not constitute a default (nor would with the passage of time or the giving of notice or both or otherwise, constitute a default) under any Contract, to which the Shareholder or CCG is a party or by which the Shareholder or CCG is bound; and (v) does not and will not result in the creation or imposition of any Encumbrance on CCG Shares or any property or assets of the Shareholder or CCG.

               (e)  Issued Shares. All of the issued and outstanding shares
                    -------------
                    of CCG, being CCG Shares, have been duly authorized, created and issued as fully paid and non-assessable shares. There are outstanding no other shares, warrants, rights or securities convertible into shares or any other evidence whatsoever of an interest in CCG.

               (f)  Owner of CCG Shares.  The Shareholder is the owner
                    -------------------
                    beneficially and of record of CCG Shares in the amounts and proportions identified on Schedule 4.1(f), hereto, and has good and marketable title thereto, free and clear of any Encumbrances and/or pre-emptive rights. The Shareholder has the exclusive right and full power to transfer CCG Shares to Buyer as herein contemplated, free and clear of any Encumbrances.

               (g)  Subsidiaries. CCG has no Subsidiaries and owns no shares
                    ------------
                    of any other corporation or entity nor any rights, warrants or other securities convertible into shares of any other corporation or entity. CCG is not bound by or a party to any Contract which contemplates its
                    amalgamation,    merger,    consolidation   or    other
                    acquisition with or by any other entity.

               (h)  Acts of Bankruptcy.  Neither the Shareholder nor CCG is
                    ------------------
                    insolvent, has proposed a compromise or arrangement to its or their creditors generally, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed of any part of their assets and at present, no encumbrancer or receiver has taken possession of any of their property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against them.

               (i)  Private Company. CCG does not distribute its securities
                    ---------------
                    to the public.

               (j)  Resident.  The Shareholder is a resident of the United
                    --------
                    States.   CCG's principal  place of business  is within
                    the United States.

               (k)  Actions - CCG Shares.  There is not pending or, to the
                    --------------------
                    Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort which would; (i) in any manner restrain or prevent the Shareholder from effectually and legally transferring CCG Shares to Buyer in accordance with this Agreement;
                    (ii)  cause an  Encumbrance  to attach  to CCG  Shares;
                    (iii) divest title to CCG Shares in any manner whatsoever; or (iv) make Buyer liable for damages in connection with the Transaction.

               (l)  Litigation.  Other than in the course of insurance
                    ----------
                    business  related claims,  and except  as set  forth on
                    Schedule 4.1(l), there is not pending, or, to the Best Knowledge of the Shareholder, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort relating to the Shareholder, CCG or the Transaction nor is there any present state of facts or circumstances which can be reasonably anticipated to be a basis for any such suit, action, legal proceeding, litigation or governmental investigation nor is there presently
                    outstanding   against  the   Shareholder  or   CCG  any
                    judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator.

               (m)  Minute Books.  The minute book of CCG contains accurate
                    ------------
                    and complete copies of its organizational documents together with minutes of all meetings of directors, committees and shareholders of CCG. The articles and the by-laws of CCG are attached as Schedule 4.1(m). There are outstanding no applications or filings which would alter in any way the organizational documents or corporate status of CCG. No resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or shareholders of CCG except as are contained in the minute book of CCG. The directors and officers of CCG are as set forth on Schedule 4.1(m)(1).

               (n)  Books of Account.  The books of account and financial
                    ----------------
                    records of CCG fairly set out and disclose in all material respects, the current financial position of CCG. All material transactions involving CCG have been accurately recorded in such books and records. All bonuses, commissions and other payments relating to the employees of CCG are reflected in the books of CCG in a manner consistent with past record keeping practices and none of such payables are in arrears.

               (o)  Permits and Licenses.  CCG has all necessary permits,
                    --------------------
                    certificates, licenses, approvals, consents and other authorizations required to carry on and conduct business and to own, lease or operate its assets at the places and in the manner in which such business is conducted. Schedule 4.1(o) contains a full, complete and accurate list of such permits, certificates, licenses, approvals, consents and other authorizations.

               (p)  Financial Statements.  True copies of CCG's audited
                    --------------------
                    and/or unaudited financial statements as of and for the year ended December 31, 1996, and as of and for the six months ended June 30, 1997 (the "CCG Financial Statements") are annexed hereto as Schedule 4.1(p). The CCG Financial Statements:

                    (1) Have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent with those of the preceding fiscal period.

                    (2) Present fairly the assets, liabilities and financial position of CCG as of June 30, 1997 and the results of operations for the period then ended subject to normal year end adjustments, if applicable. Other than the liabilities specified in the balance sheet forming part of CCG Financial Statements or incurred since the Reference Date in the ordinary course of business (all of which is consistent with past practice) or otherwise noted or disclosed in this Agreement, to the Best Knowledge of the Shareholder, there are no known liabilities or obligations of CCG (whether absolute, contingent or otherwise) including without limitation, any Tax liabilities due or to become due or contingent losses for unasserted claims which are capable of assertion.

                    (3) Are substantially in accordance with the books and records of CCG.

                    (4) Contain and reflect all necessary adjustments for a fair presentation of the results of operations and financial position of CCG for the period covered thereby.

                    (5)  Contain   and   reflect   adequate  provision   or
                         allowance    for   all    reasonably   anticipated
                         liabilities, expenses and losses of CCG.

               (q)  Guarantees. Except as disclosed on Schedule 4.1(q), CCG
                    ----------
                    does not have any outstanding guarantees or has any outstanding security for any liability, debt or obligation of any Person.

               (r)  Bonds, Debentures.  CCG does not have any outstanding
                    -----------------
                    bonds or debentures, and it is not under any agreement to create or issue any bonds, debentures or other indebtedness.

               (s)  No Further Expenditures.  No capital expenditures or
                    -----------------------
                    leasehold improvements have been made by CCG since the date of CCG Financial Statements, other than in the ordinary course of business.

               (t)  Dividends or Distributions.  Except as disclosed on
                    --------------------------
                    Schedule 4.1(u), no dividends or other distributions on any of the shares in the capital of CCG have been authorized, declared or paid since the date of CCG Financial Statements and there has not been any direct or indirect redemption, purchase or acquisition of any such shares.

               (u)  No Changes. Since the Reference Date, CCG has carried on
                    ----------
                    business and conducted its operations and affairs only in the ordinary and normal course consistent with past practice and there has not been:

                    (1) Any material adverse change in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of CCG.

                    (2) Any damage, destruction or loss (whether or not covered by insurance) affecting the property or assets of CCG or any failure to regularly maintain and repair such property and assets in the ordinary course of business.

                    (3)  Any  payment, discharge  or  satisfaction  of  any
                         Encumbrance, liability or obligation of CCG (whether absolute, accrued, contingent or otherwise and whether due or to become due) greater than $1,000.00 other than payment of accounts payable and Tax liabilities incurred in the ordinary course of business consistent with past practice.

                    (4) Any issuance or sale by CCG or any Contract entered into by CCG for the issuance or sale by CCG of any shares in the capital of or securities convertible into or exercisable into shares in the capital of CCG.

                    (5) Any labor disturbances having a Material Adverse Affect on CCG.

                    (6) Any license, sale, assignment, transfer, disposition, pledge, mortgage or granting of a security interest or other Encumbrance on or over any property or assets of CCG other than in the ordinary course of business.

                    (7) Any write-off as uncollected of any Accounts Receivable or any portion there of CCG in amounts exceeding the allowance set out in CCG Financial Statement.

                    (8) Any cancellation of any other debts or claims or any amendment, termination or waiver of any other rights of value to CCG in amounts exceeding $1,000.00 in each instance or $5,000.00 in the aggregate.

                    (9) Any general increase in the compensation of employees of CCG (including without limitation, any increase pursuant to any employee plan or commitment) or any increase in any such compensation or bonus payable to any officer, employee, consultant or agent thereof (having an annual salary or remuneration in excess of
                         $30,000.00) or the making of any loan to or engagement in any transaction with any employee, officer or director of CCG.

                    (10) Any  material  change  in  the accounting  or  tax
                         practices followed by CCG.

                    (11) Any  acquisition,  transfer,  assignment, sale  or
                         other disposition of any of the assets shown in CCG Financial Statements other than in the ordinary course of business.

                    (12) Any institution or  settlement of any  litigation,
                         action   or  proceeding   before   any  court   or
                         governmental body by or against CCG.


                    (13) The  creation  of  any  debts  and/or  liabilities
                         whatsoever (whether accrued, absolute, contingent or otherwise) other than in the ordinary course of business.

               (v)  Taxes.  Except as reserved for in CCG Financial
                    -----
                    Statements:

                    (1) All returns, including reports of every kind with respect to Taxes, which are due to have been filed by CCG in accordance with applicable law, have been duly filed by the dates prescribed by law and are complete and accurate.

                    (2) All Taxes, deposits or other payments for which CCG may have any liability arising prior to Closing have been paid in full or accrued as liabilities for Taxes on the books of CCG.

                    (3) All installments for Taxes which CCG may be required to make have been made on a timely basis.

                    (4) The amount so paid on or before the Reference Date together with any amounts accrued as liabilities for Taxes (whether accrued as currently payable or deferred taxes) on the books and in CCG Financial Statements will be adequate to satisfy all liabilities for Taxes of CCG in any jurisdiction in respect of the periods covered.

                    (5) There are not now any extensions of time in effect with respect to the dates on which any returns, including elections, reports of Taxes were or are due to be filed by CCG and there are no outstanding requests therefor.

                    (6) All assessments or reassessments of Taxes asserted as a result of any examination of any return or report of Taxes have been paid by CCG, have been accrued on the books of CCG and in CCG Financial Statements or finally settled and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined.

                    (7) No payments are or will be required to be made by CCG pursuant to any tax indemnity, allocation or sharing agreement and all such agreements will be terminated with respect to CCG as of the Reference Date;

                    (8) No claims, proposals, assessments or reassessments for any Taxes are being asserted or, to the Best Knowledge of the Shareholder, proposed or threatened and, to the Best Knowledge of the Shareholder, no audit or investigation of any return or report of Taxes is currently under way, pending or threatened.

                    (9) There are no outstanding waivers or agreements by CCG for the extension of time for the assessment or reassessment of any Taxes or deficiency thereof nor are there any requests for rulings, outstanding subpoenas or requests for information, notice of proposed reassessment of any property owned or leased by CCG or any other matter pending between CCG and any taxing authority.

                    (10) There are  no liens for  Taxes upon CCG  shares or
                         upon any property or assets of CCG except liens for current Taxes not yet due.

                    (11) To the Best Knowledge of the Shareholder there are
                         no facts which exist or have existed which would constitute grounds for the assessment of any Taxes of CCG with respect to the periods which have not been audited by the Internal Revenue Service or other taxing authorities.

                    (12) CCG  has withheld  from each  payment made  to its
                         officers, directors and employees and former officers, directors and employees, the amount of all Taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax and other receiving officers within the time required under applicable legislation.

                    (13) Adequate  provision,  including  provision in  the
                         deferred tax account has been made for all deferred and accrued Tax liabilities with respect to operations of CCG for the period ending on the Reference Date.

               (w)  Assets. CCG has good and marketable title to all of its
                    ------
                    assets as reflected on CCG Financial Statements, free and clear of all Encumbrances save and except for those assets sold, assigned, transferred or disposed of in the ordinary course of business and save and except for the encumbrances identified in Schedule 4.1(x), hereto.

               (x)  Schedules.  The Schedules hereto contain full, complete
                    ---------
                    and accurate lists and descriptions of the following as at the Reference Date:

                    (1)  Schedule 4.1(y)(1):   All real  property owned  of
                         record or beneficially of CCG.

                    (2) Schedule 4.1(y)(2): All items of tangible personal property (other than raw material, purchased parts, work in process, finished goods and other items of inventory), if any, not reflected on any other Schedule hereto having a book value of $1,000 or more and owned of record or beneficially by CCG, including without limitation, automobiles, trucks and other vehicles.

                    (3) Schedule 4.1(y)(3): All purchase commitments of CCG where the amount remaining unpaid is in excess of $5,000 and all sales commitments where the total value of the commitment which is presently unpaid exceeds $10,000 of CCG.

                    (4) Schedule 4.1(y)(4): Each lease (including all amendments thereto) where the total amount remaining to be paid thereunder exceeds $5,000.00 under which CCG is a lessee of any personal property and each real property lease. All rentals due under all such leases have been paid up to and including the Reference Date and there are no defaults by CCG under the terms of such leases and no event has occurred which, upon the passage of time or the giving of notice or both would result in an event of default by CCG or would prevent CCG from exercising and obtaining the benefits of any rights or options contained therein. CCG has all right, title and interest of the lessee under the terms of each such lease free and clear of any Encumbrances and all such leases are valid and in full force and effect. The Transaction does not constitute a default by the Shareholder or CCG under any such leases and the consent of the lessors under such leases is not required with respect to this Transaction.

                    (5) Schedule 4.1(y)(5): All Intellectual Property that is directly or indirectly owned, licensed, used, required for use or controlled in whole or in part by CCG and the Shareholder and all material licenses and other agreements allowing CCG and the Shareholder to use the Intellectual Property of other Persons. None of the Intellectual Property of CCG and the Shareholder infringes the Intellectual Property of any other Person and to the Best Knowledge of the Shareholder, no activity of any other Person infringes upon any of the Intellectual Property of CCG or the Shareholder to the extent that any such infringement in either case could have a Material Adverse Effect on CCG or the Shareholder. To the Best Knowledge of the Shareholder, CCG has been and is now conducting business in a manner which has not been and is not now in violation of any Intellectual Property of any other Person and does not require a material license to operate such business as currently conducted except as disclosed on Schedule 4.1(o). The Intellectual Property of CCG is sufficient for the conduct of business of CCG as currently conducted.

                    (6) Schedule 4.1(y)(6): The name and address of each bank, trust company or other financial institution in which CCG has an account and the names of all Persons authorized to draw thereon as well as all powers of attorney granted by CCG.

                    (7) Schedule 4.1(y)(7): All insurance policies now in full force and effect (specifying the insurer, the amount of coverage, type of insurance, the amount of deductible if any, the policy number, expiry date and any pending claims thereunder) maintained by CCG on its assets including without limitation, business interruption, personal and product liability coverage and by CCG on the lives of its directors and officers, together with true copies thereof. The proceeds of such policies are fully payable to CCG. All premiums in connection with such policies are fully paid. Such insurance is in amounts deemed by the Shareholder to be sufficient for all policy periods prior to the Reference Date with respect to the assets, properties, business, operations, products and services owned or conducted by CCG. There are no claims, actions, suits or proceedings arising out of or based upon any of such insurance policies and to the Best Knowledge of the Shareholder, no basis for any such claim, action, suit or proceeding exists. CCG is not in default with respect to any provisions contained in any such insurance policy which would adversely affect its rights to make any claim under any such insurance policy.

                    (8) Schedule 4.1(y)(8): All major clients of CCG (being those clients of CCG accounting for more than 5% of revenues for the financial year ended on December 31st. There has been no termination or cancellation of the business relationship of CCG with any major client or group of major clients.


                    (9) Schedule 4.1(y)(9): All suppliers or vendors of products or services to CCG aggregating more than $5,000 during the period ending on the Reference Date, the address of each such supplier or vendor and the amount sold to CCG during such period.

                    (10) Schedule 4.1(y)(10):

                         (a) All written contracts or arrangements for the employment of any officer, employee, agent or consultant of CCG.

                         (b) A complete list of all permanent and full-time employees of CCG, their salaries and wage rates, their positions and their length of service and particulars of any Contracts, arrangements or understandings, written or oral, with them.

                         (c) All bonus, deferred compensation, severance or termination pay, insurance, medical, dental, drug, profit sharing, pension, retirement, stock option, stock purchase, hospitalization insurance or other material plans or arrangements providing employee benefits to any current or former director, officer, employee or consultant of CCG and all relevant vacation policies.

               (y)  Certain Contracts and Commitments. Schedule 4.1(aa) sets
                    ---------------------------------
                    forth a list and description of all contracts, leases and licenses of CCG (the "CCG Contracts") not included
                    on  any  other Schedule.    The  enforceability of  CCG
                    Contracts  will not  be affected in  any manner  by the
                    execution  and  delivery  of   this  Agreement  or  the
                    consummation of the Transaction. CCG is not in default and there does not exist any event that, with notice or lapse of time or both, would constitute an event of
                    default by  CCG  under  any  of  CCG  Contracts.    The
                    Shareholder has  no knowledge of any  breach or default
                    by any other  party to CCG Contracts.   The Shareholder
                    will deliver  a  true and  complete  copy of  each  SMG
                    Contract to the Buyer as soon as practical after the Closing Date.

               (z)  No Other Contracts.  For greater certainty and without
                    ------------------
                    limitation, except as set forth in Schedule 4.1(aa) or otherwise herein, CCG is not a party to or bound by any Contract which in any way has or could have a Material Adverse Effect on CCG. The Contracts set forth in the Schedules hereto are not subject to renegotiation or cancellation resulting from the Transaction. Except as described in the Schedules, CCG is not a party to or bound by:

                    (1)  Any  Contract  for  the  purchase   of  materials,
                         supplies, equipment or services which involves the payment of $5,000 or more.

                    (2) Any Contract for the sale, license or provision of any assets or services which involve the receipt of $5,000 or more.

                    (3) Any trust indenture, mortgage, promissory note, loan agreement, guarantee or other Contract for the borrowing of money or a leasing transaction of the type required to be capitalized in accordance with generally accepted accounting principles.

                    (4)  Any  Contract  for  charitable   contributions  in
                         excess of $5,000 in the aggregate.

                    (5) Any Contract relating to a distributorship, sales representative or sales agency agreement.

                    (6) Any Contract which involves the sharing of profits, a joint venture, partnership, joint development or bidding arrangement or any material advertising contracts.

                    (7) Any Contract not made in the ordinary course of business.

                    (8)  Any Contract restricting in any manner the conduct
                         of  CCG   or the  ownership or  use of  the assets
                         thereof.

                    (9)  Any  material  warranties  relating   to  products
                         distributed or services provided by  CCG.

                    (10) Any Contract involving  the payment or  receipt of
                         $15,000.00 or more in any 12 month period.

                    (11) Any  Contract  required  to  be  disclosed   on  a
                         Schedule  to   this  Agreement  that  is   not  so
                         disclosed.

               (aa) Default of Contracts.  CCG has performed all of the
                    --------------------
                    obligations  required  to be  performed  by  it to  the
                    extent performance is due and is entitled to all benefits under and is not in default or alleged to be in default in respect of, any Contract to which it is a party or by which it is bound. No event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of such Contracts. CCG has the capacity, including the necessary personnel, equipment and supplies, to materially perform all its obligations under all such Contracts.

               (ab) Compliance with Laws.  CCG has conducted and is now
                    --------------------
                    conducting business in compliance with all statutes, regulations, by-laws, orders, covenants, restrictions or plans of all federal, state or municipal authorities, agencies or boards applicable to such business. CCG is not in default under any such statutes, regulations, by-laws, orders, covenants, restrictions or plans applicable to it. Neither CCG nor any of its directors, officers, agents, employees or other Persons acting on behalf of CCG have, directly or indirectly, used any corporate funds of CCG for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payments on behalf of CCG to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, knowingly made any false or fictitious entry on the books or records of CCG or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment on behalf of CCG.

               (ac) Leased Premises.  The occupation and use to which the
                    ---------------
                    leased premises of CCG have been put by CCG is not in breach of any applicable statute, by-law, regulation, covenant or restriction applicable to the leased premises. The zoning by-laws applicable to the leased premises of CCG permit the operation of business and the intended use to be made of the leased premises by CCG. There are no outstanding work orders against the leased premises of CCG or any part thereof nor are there any matters under discussion between CCG and any governmental or municipal authority which may give rise to work orders.

               (ad) Environmental Matters.  To the Best Knowledge of the
                    ---------------------
                    Shareholder, the buildings and premises at which CCG carries on business does not contain any material quantities of noxious substances including without limitation, urea formaldehyde foam insulation, aluminum wiring, asbestos, materials containing asbestos, polychlorinated byphenyls or substances containing polychlorinated byphenyls or radon at levels deemed unacceptable  by  any  health, labor  or  environmental
                    authority or any federal, state or municipal government. The operations of CCG in all material respects complies with all applicable environmental statutes, regulations and decrees, whether federal, state or municipal. CCG has not received any notices to the effect that the business carried on by CCG is not in compliance with the requirements of applicable environmental statutes, regulations or decrees or is subject to any remedial control or action or any investigation or evaluation as to whether any remedial action is required to respond to a release or
                    threatened   release  of   any  contaminant   into  the
                    environment or into any facility or structure which forms part of or is adjacent to the leased premises at which the business is carried on.

               (ae) Employee Plans and Arrangements.  All of the contracts,
                    -------------------------------
                    plans and arrangements referred to in Schedule 4.1(y)(10) are in good standing and CCG has made all payments required to be made by it in connection therewith. All employee plans requiring funding on the part of CCG are fully funded. CCG does not have any employees receiving or claiming long term disability benefits or workers' compensation benefits. No notice has been received by CCG of any complaints filed by any employees claiming that CCG has violated any applicable employee or human rights or similar legislation in any other jurisdiction in which CCG carries on business or of any complaints or proceedings of any kind involving CCG or any employees of CCG before any labor relations board. There are no outstanding orders or charges against any CCG under any applicable heath and safety legislation in the jurisdictions in which CCG carries on business. All levies, assessments and penalties made against CCG pursuant to any applicable workers' compensation legislation in any jurisdictions in which any of CCG carries on business have been paid by CCG and CCG has been reassessed under any such legislation during the past 3 years. CCG has not made any agreements with any labor union or employee association or made commitments to or conducted negotiations with any labor union or employee association with respect to any future agreements and none of the Shareholder is aware of any current attempts to organize or establish any labor union or employee association relating to CCG. CCG has not entered into any agreement or made any arrangements with any employees an consultants which would have the effect of depriving CCG of the continued services of any such employees and consultants following the Closing.

               (af) Omissions and Misrepresentations. None of the foregoing
                    --------------------------------
                    covenants, representations and warranties knowingly contains any untrue statement of material fact or knowingly omits to state any material fact necessary to make any such covenant, warranty or representation not misleading to a prospective purchaser of CCG Shares and the Assets seeking full information as to CCG.

          5.   SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES
               -----------------------------------------------------

          5.1  Survival. No investigations made by or on behalf of any Party
               --------
          at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any covenant, representation or
          warranty  made  by any  Party.   No waiver  by  any Party  of any
          condition, in whole or in part, shall operate as a  waiver of any
          other condition.   The covenants, representations  and warranties
          contained in Articles 3 and 4 respectively or in any certificate or other document delivered in connection with the Closing shall survive the making of this Agreement and the Closing until the expiration of the statute of limitations (herein referred to as the "Survival Period"); provided, however, that if a claim for a breach of any such covenant, representation or warranty is brought prior to the expiration of the Survival Period such covenant, representation or warranty shall, for the purposes of such claim, survive the Survival Period until such claim is finally resolved and all obligations with respect thereto have been fully satisfied.

          6.   INDEMNITY
               ---------

          6.1  Indemnity by Buyer.  Buyer agrees to indemnify and save
               ------------------
          harmless the Shareholder from all Losses actually incurred by the Shareholder as a result of any breach by Buyer or any inaccuracy of any covenant, representation or warranty contained in this Agreement.

          6.2  Indemnity by the Shareholder.  The Shareholder agrees to
               ----------------------------
          indemnify and save harmless Buyer from all Losses actually incurred by Buyer as a result of:

               (a) Any breach by the Shareholder or any inaccuracy of any covenant, representation or warranty contained in this Agreement.

               (b) All debts and liabilities whatsoever (whether accrued, absolute, contingent or otherwise) of CCG as at the Reference Date which are not disclosed on, provided for or included in the balance sheets forming part of CCG Financial Statements or which did not arise in the ordinary course of business since the date of CCG Financial Statements up to the Time of Closing.

               (c) Any assessment or reassessment of Taxes, interest and/or penalties for any period up to the Reference Date for which no adequate reserve has been provided and disclosed in CCG Financial Statements.

          6.3  Notice of Claims
               ----------------

               (a) In the event that a Party (the "Indemnified Party") shall become aware of any Loss in respect of which another Party (the "Indemnifying Party") agreed to indemnify the Indemnified Party pursuant to this Agreement (the "Indemnification Claim"), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Indemnification Claim arises as a result of a claim by a Person against the Indemnified Party (a "Third Party Claim") or whether the Loss does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Indemnification Claim and the amount of the Loss if known.

               (b) If through the fault of the Indemnified Party the Indemnifying Party does not receive notice of any Indemnification Claim in time to contest effectively the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

          6.4  Investigation of Claims.  With respect to any Direct Claim,
               -----------------------
          following receipt of notice from the Indemnified Party of the Indemnification Claim, the Indemnifying Party shall have 60 days to make such investigation of the Indemnification Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Indemnification Claim, together with all such other information as the Indemnifying Party may reasonably request. If all Parties agree at or prior to the expiration of such 60 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Indemnification Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Indemnification Claim, failing which the matter shall be determined by a court of competent jurisdiction.

          6.5  Supplemental Rights. The rights and benefits provided in this
               -------------------
          Article are supplemental to and are without prejudice to any other rights, actions or causes of action which may arise pursuant to any other section of this Agreement or pursuant to applicable law.

          7.   PRE-CLOSING COVENANTS
               ---------------------

          7.1  Operations Before Closing. For greater certainty and without
               -------------------------
          limitation, without the prior written consent of Buyer during the period commencing on the Reference Date and terminating at the close of business on the Closing Date, the Shareholder; (i) shall not make nor shall the Shareholder permit to be made any material change in the way of CCG is being operated; and (ii) shall comply with all laws in connection with the business of CCG.

          8.   CONDITIONS PRECEDENT TO THE SHAREHOLDER'S OBLIGATIONS AT
               --------------------------------------------------------
               CLOSING
               -------

          8.1  Conditions Precedent.  All obligations of the Shareholder to
               --------------------
          sell CCG Shares and the Assets at Closing under this Agreement are subject to the fulfillment (or waiver in writing by the Shareholder) prior to or at the Closing of each of the following conditions:

               (a)  Covenants, Representations and Warranties.  The
                    -----------------------------------------
                    covenants, representations and warranties made by Buyer in or under this Agreement shall be true in all material respects on and as of the Closing Date and the Shareholder shall have received from Buyer a certificate signed as of the Closing Date to such effect.

               (b)  Actions, Etc. All actions, proceedings, instruments and
                    ------------
                    documents required to carry out the Transaction including without limitation the issue of the Buyer Shares as contemplated in this Agreement and all other related legal matters shall have been approved by the Shareholder and the Shareholder shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as the Shareholder shall have requested.

               (c)  Approvals.  Buyer shall have received all requisite
                    ---------
                    regulatory approvals and board of director approvals in connection with the Transaction.

               (d)  Compliance with Covenants.  Buyer shall have complied
                    -------------------------
                    with all covenants and agreements herein agreed to be performed or caused to be performed by Buyer.

               (e)  Approvals and Consents. At or before Closing there shall
                    ----------------------
                    have been obtained from all appropriate federal, state,
                    provincial,   municipal   or   other  governmental   or
                    administrative bodies all such approvals and consents, if any, in form and on terms satisfactory to the Shareholder as may be required in order to permit the
                    issue  of   the  Buyer  Shares  as   provided  in  this
                    Agreement.

               (f)  Corporate Authorizations. Buyer shall have delivered to
                    ------------------------
                    the Shareholder evidence satisfactory to the Shareholder that all necessary corporate authorizations by Buyer authorizing and approving the Transaction have been obtained. The Buyer Shares shall have been duly authorized, created and validly issued as fully paid and non-assessable shares free and clear of all Encumbrances and shall be listed and posted for trading on the TSE and Nasdaq, subject only to routine filings and subject to the matters contained in this Agreement.


               (g)  No Orders.  No order of any court or administrative
                    ---------
                    agency shall be in effect which restrains or prohibits the Transaction and no suit, action, inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the reasonable judgment of the Shareholder makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any Person.

               (h)  Employment Agreement. - C. N. Jones shall have entered
                    --------------------
                    into an employment agreement with American Eco in the form set out in Schedule 8.1(h).

          In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the reasonable satisfaction of the Shareholder, the Shareholder may rescind this Agreement by notice to Buyer and in such event all of the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by the Shareholder without prejudice to the Shareholder's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on the Shareholder only if the same is in writing.

          9.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS AT CLOSING
               ------------------------------------------------------

          9.1  Conditions Precedent.  All obligations of Buyer to purchase
               --------------------
          CCG Shares pursuant to this Agreement are subject to the fulfillment (or waiver in writing by Buyer) prior to or at the Closing of each of the following conditions:

               (a)  Actions, Etc. All actions, proceedings, instruments and
                    ------------
                    documents required to carry out the Transaction including without limitation, the transfer of CCG Shares and all other related legal matters shall have been approved by Buyer and Buyer shall have been furnished with such certified copies of actions and proceedings and other such instruments and documents as Buyer shall have requested.

               (b)  Covenants, Representations and Warranties.  The
                    -----------------------------------------
                    covenants, representations and warranties made by the Shareholder in or under this Agreement shall be true in all material respects on and as of the Closing Date and Buyer shall have received from the Shareholder a certificate signed as of the Closing Date and to such effect.

               (c)  Approvals.  Buyer shall have received all requisite
                    ---------
                    regulatory approval and board of director approvals in connection with the Transaction.

               (d)  Resignations.  All of the directors and officers of CCG
                    ------------
                    shall have resigned as directors and officers of CCG in favor of nominees of the Buyer and the resigning directors and officers of CCG shall have delivered releases to CCG and the Buyer in form and substance reasonably satisfactory to the Buyer.

               (e)  Compliance with Covenants.  The Shareholder shall have
                    -------------------------
                    complied with all covenants and agreements herein agreed to be performed or caused to be performed by the Shareholder.

               (f)  Approvals and Consents. At or before Closing there shall
                    ----------------------
                    have been obtained from all appropriate federal, state,
                    municipal  or  other  governmental   or  administrative
                    bodies all such approvals and consents, if any, in form and on terms reasonably satisfactory to Buyer as may be required in order to transfer CCG Shares at Closing as herein provided.

               (g)  Permits and Licenses.  Buyer shall have been furnished
                    --------------------
                    with evidence that CCG holds all valid permits and licenses as may be requisite for carrying on business.

               (h)  Corporate Authorizations.  The Shareholder shall have
                    ------------------------
                    delivered to Buyer evidence satisfactory to Buyer that all necessary corporate authorizations by the
                    Shareholder and CCG authorizing and approving the Transaction have been obtained.

               (i)  No Orders.  No order of any court or administrative
                    ---------
                    agency shall be in effect which restrains or prohibits the Transaction and no suit, action, inquiry, investigation or proceeding in which it will be or it is sought to restrain, prohibit or change the terms of or obtain damages or other relief in connection with the Transaction and which in the judgment of Buyer makes it inadvisable to proceed with the consummation of the Transaction shall have been made, instituted or threatened by any Person.

               (j)  Employment Agreement. C. N. Jones shall have entered into
                    --------------------
                    an employment agreement with American Eco in the form set out in Schedule 8.1(h).

               In case any of the foregoing conditions cannot be fulfilled at or before the Time of Closing to the satisfaction of Buyer, Buyer may rescind this Agreement by notice to the Shareholder and in such event the Parties shall be released from all obligations hereunder. Provided however that any such conditions may be waived in whole or in part by Buyer without prejudice to Buyer's rights of rescission in the event of the non-fulfillment of any other condition or conditions, any such waiver to be binding on Buyer only if the same is in writing.

          10.  MISCELLANEOUS
               -------------

          10.1 Tender.  Any tender of documents or money hereunder may be
               ------
          made upon the Parties or upon their respective solicitors as set forth herein.

          10.2 Notices.  All notices, requests, demands or other
               -------
          communications by the Parties required or permitted to be given by one Party to another shall be given in writing by personal delivery, telecopy, registered or certified mail, postage prepaid, addressed, telecopied or delivered to such other Party as follows:

               (a)  if to the Shareholder, to:    C. N. Jones
                                                  Commercial Construction
                                                  Group, Inc.
                                                  6350 LBJ Freeway
                                                  Suite 269
                                                  Dallas, Texas 75240
                                                  Fax: 972/385-8817

               (b)  if to American Eco, to:       American Eco Corporation
                                                  ATTN: Michael E. McGinnis
                                                  11011 Jones Road
                                                  Houston, Texas 77070
                                                  Fax: 281/774-7001

          or at such other address or telecopier number as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, if personally delivered, on the date telecopied (with receipt confirmed) if telecopied and received at or prior to 5:00 p.m. local time and, if not, on the next Business Day, and if mailed, on the date received as certified.

          10.3 Further Assurances. The Parties shall sign such other papers,
               ------------------
          cause such meetings to be held, resolutions passed and by-laws enacted and exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

          10.4 Laws.  This Agreement shall be governed by the laws of Texas
               ----
          and the Parties hereby irrevocably attorn to the Courts of Harris County, Texas.

          10.5 Expenses.  All out-of-pocket expenses (including legal and
               --------
          accounting expenses) incurred in connection with the Transaction shall be borne by the respective Parties.

          10.6 Time of the Essence.  Time shall be of the essence of this
               -------------------
          Agreement and of every part hereof and no extension nor variation of this Agreement shall operate as a waiver of this provision.

          10.7 Entire Agreement.  This Agreement constitutes the entire
               ----------------
          agreement between the Parties with respect to all of the matters herein. This Agreement supersedes any and all agreements, understandings and representations made between the Parties prior to the date hereof. This Agreement shall not be amended except by a memorandum in writing signed by all of the Parties and any amendment hereof shall be null and void and shall not be binding upon any Party which has not given its consent as aforesaid.

          10.8 Assignment.  No Party may assign this Agreement or any part
               ----------
          hereof without the prior written consent of the other Parties which consent may be unreasonably withheld. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns, but no other Person.

          10.9 Invalidity.  In the event that any of the covenants,
               ----------
          representations and warranties or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement and such unenforceable or invalid, covenant, representation and warranty or covenant or portion thereof shall be severable from the remainder of this Agreement.

          10.10 Counterpart.  This Agreement may be executed in several
                -----------
          counterparts, each of which so executed shall be deemed to be an original and such counterparts when taken together shall constitute one and the same original agreement which shall be binding on the Parties hereto.

          10.11 Special Condition.  The parties acknowledge that as of the
                -----------------
          Closing Date, all of the schedules and exhibits referred to in this Agreement have not been prepared or approved by the parties. In the event that the parties have not approved all of the schedules and exhibits within sixty (60) days after the Closing Date, either party may elect to rescind this Agreement, by notifying the other party in writing, in which event all consideration paid or delivered by either party shall be promptly returned and the parties cooperate with each other in unwinding the transaction.

                                      * * * * *

               IN WITNESS WHEREOF the Parties have duly executed this Agreement, in multiple counterparts, as of the date and year first above written.


                                        AMERICAN ECO CORPORATION


                                        By:  /s/ Michael E. McGinnis
                                            ---------------------------
                                        Name: Michael E. McGinnis
                                             -------------------------
                                        Title: President/CEO
                                              ------------------------
                                        Date: September 1,  1997


                                        JONES PARTNERS, LTD.


                                        By: /s/ C.N. Jones
                                            --------------------------
                                        Name: C.N. Jones
                                             ------------------------
                                        Title: General Partner
                                              -----------------------
                                        Date: September 1, 1997